EXHIBIT 10.7

Wyoming Secretary of State State Capitol Building, Room 110 200 West 24th Street Cheyenne. WY 82002-0020 Ph 307.777.7311 Fax 307.777.5339 Email. business@state.wy us	For Office Use Only

Profit Corporation
Articles of Incorporation

I. Corporation name:

PHYHEALTH SLEEP CARE COLORADO, INC.

2. Name and physical address of its registered agent:
(the registered agent may be an individual resident in Wyoming, a domestic or foreign entity authorized to transact business in Wyoming, having a business office identical with such registered office. The registered agent must have a physical address in Wyoming. A Post Office Box or Drop Box is not acceptable. If the registered office includes a suite number, it must be included in the registered cyfice address.)

CT CORPORATION SYSTEMS 1720 CAREY AVENUE, SUITE 200 CHEYENNE, WY 82001

3. Mailin2 address of the corporation:

700 S. ROYAL POINCIANA BLVD, SUITE 506 MIAMI, FL 33166

4. Principal office address:

700 S. ROYAL POINCIANA BLVD, SUITE 506 MIAMI, FL 33166

5.Number and class of share the corporation will have the authority to issue:

COMMON 1,000

6. Incorporators (list names and addresses of each incorporator):

ROBERT TRINKA 700 S. ROYAL POINCIANA BLVD, SUITE 506 MIAMI. FL 33166

P-Articleslncorporation - Revised 07/17/2009

7. Execution (all in orporators must si

Signature:
		Date:	02/03/2012
(mm/dd/yyyy)
Print Name:	ROBERT TRINKA

Signature:		Date:
(mm/dd/yyyy)
Print Name:

Signature:		Date:
(mm/dd/yyyy)
Print Name:

Contact Person:	FIDEL RODRIGUEZ

Daytime Phone Number:	(305) 779-1761	Email:	frodriguez@phyhealth.com

Checklist
☑	Filing Fee: $100.00 Make check or money order payable to Wyoming Secretary of State.
☑	The Articles must be in compliance with Wyoming Statutes 17-16-120 and 17-16-202.
☑	The Articles must be accompanied by a written consent to appointment executed by the registered agent.
☑	For consistency the Secretary of State's Office will only keep one version of the agent's name on file.
☑	Please submit one originally signed document and one exact photocopy of the filing
☑	Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing of your documents.

Other Requirements:

•
An annual report will be due annually on the first day of the anniversary month of formation. If not paid within sixty (60) days from the due date, the entity will be subject to dissolution/revocation.

P-Articleslncorporation - Revised 07/17/2009

Wyoming Secretary of State State Capitol Building Room 110 200 West 24'n Street Cheyenne, WY 82002-0020 Ph. 307.777.7311 Fax 307.777.5339 Email: business@state.wy.us

Consent to Appointment by Registered Agent

I,	CT CORPORATION SYSTEMS	, registered office located at
(name of registered agent)

	1720 CAREY AVENUE, SUITE 200 CHEYENNE, WY 82001	voluntarily consent to serve

* (registered tiffice pliy.Nical address, city, state & zip)

as the registered agent for	PHYHEALTH SLEEP CARE COLORADO, INC.
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-1 l 1.

		Date:	2-2-12
Signature			(mm/dd/yyyy)
(Shall be executed by the registered agent.)

Print Name:	Barbara A Burke Special Assistant Secretary	Daytime Phone:	954- 473 -5503

Title:		Email:

Registered Agent Mailing Address (if different than above):

*If this is a new address, complete the following:

Previous Registered Office(s):

1 hereby certify that:

•	After the changes are made, the street address of my registered office and business office will be identical.

•	This change affects every entity served by me and I have notified each entity of the registered office change.

•	I certify that the above infomiation is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature:		Date:
	(Shall he executed by the registered agent.)		(mm/dd/yyyy)

Checklist
☑	Submit one originally signed consent to appointment and one exact photocopy.

RAConsent — Revised 10/21/2009